Exhibit 99-1

 ICI MUTUAL INSURANCE COMPANY,

a Risk Retention Group

INVESTMENT COMPANY BLANKET BOND

RIDER NO. 8

INSURED		BOND NUMBER
JNL Series Trust		05680126B
EFFECTIVE DATE	BOND PERIOD	AUTHORIZED REPRESENTATIVE
April 27, 2026	January 1, 2026 to January 1, 2027	/S/ Swenitha Nalli

In consideration of the premium charged for this Bond, it is hereby understood and agreed that Item 1 of the Declarations, Name of Insured, shall include the following:

o	JNL/PPM America Emerging Markets Debt Fund, a series fund of:

 JNL Series Trust

Except as above stated, nothing herein shall be held to alter, waive or extend any of the terms of this Bond.

ICI MUTUAL INSURANCE COMPANY,

a Risk Retention Group

INVESTMENT COMPANY BLANKET BOND

RIDER NO. 9

INSURED		BOND NUMBER
JNL Series Trust		05680126B
EFFECTIVE DATE	BOND PERIOD	AUTHORIZED REPRESENTATIVE
April 27, 2026	January 1, 2026 to January 1, 2027	/S/ Swenitha Nalli

In consideration of the premium charged for this Bond, it is hereby understood and agreed that the name of the Insured identified in Item 1 of the Declarations, Name of Insured, as

o	JNL/American Funds Global Small Capitalization Fund, a series fund of:

JNL Series Trust

is changed to:

o	JNL Multi-Manager Global Small Cap Fund, a series fund of:

JNL Series Trust

o	JNL/ClearBridge Large Cap Growth Fund, a series fund of:

JNL Series Trust

is changed to:

o	JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund, a series fund of:

JNL Series Trust

o	JNL/Fidelity Institutional Asset Management® Total Bond Fund, a series fund of:

JNL Series Trust

is changed to:

o	JNL/Fidelity Institutional AM® Total Bond Fund, a series fund of:

JNL Series Trust

o	JNL/Invesco Diversified Dividend Fund, a series fund of:

JNL Series Trust

is changed to:

o	JNL/MFS Equity Income Fund, a series fund of:

JNL Series Trust

o	JNL Multi-Manager U.S. Select Equity Fund, a series fund of:

JNL Series Trust

is changed to:

o	JNL Multi-Manager Select Equity Fund, a series fund of:

JNL Series Trust

o	JNL/William Blair International Leaders Fund, a series fund of:

JNL Series Trust

is changed to:

o	JNL Multi-Manager International Equity Fund, a series fund of:

JNL Series Trust

Except as above stated, nothing herein shall be held to alter, waive or extend any of the terms of this Bond.

ICI MUTUAL INSURANCE COMPANY,

a Risk Retention Group

INVESTMENT COMPANY BLANKET BOND

RIDER NO. 10

INSURED		BOND NUMBER
JNL Series Trust		05680126B
EFFECTIVE DATE	BOND PERIOD	AUTHORIZED REPRESENTATIVE
April 27, 2026	January 1, 2026 to January 1, 2027	/S/ Swenitha Nalli

In consideration of the premium charged for this Bond, and notwithstanding Item 1 of the Declarations, Name of Insured, or any other Rider to this Bond, it is hereby understood and agreed that the following shall not be Insureds under this Bond:

o	JNL/AB Sustainable Global Thematic Fund
o	JNL/American Funds Capital World Bond Fund
o	JNL/AQR Large Cap Defensive Style Fund
o	JNL/Invesco Global Growth Fund
o	JNL/JPMorgan Global Allocation Fund
o	JNL/Lazard International Quality Growth Fund
o	JNL/Morningstar PitchBook Listed Private Equity Index Fund
o	JNL/T. Rowe Price Balanced Fund
o	JNL/T. Rowe Price U.S. High Yield Fund
o	JNL/WCM China Quality Growth Fund
o	JNL/WMC Global Real Estate Fund, each a series fund of:

JNL Series Trust

Except as above stated, nothing herein shall be held to alter, waive or extend any of the terms of this Bond.